Exhibit (a)(1)(iii)

LETTER OF TRANSMITTAL - OPERATING PARTNERSHIP UNITS (“OP Units”)

Offer To Exchange Class B common shares of Whitestone REIT
For Your Class A common shares of Whitestone REIT or
Units of Limited Partnership of Whitestone REIT Operating Partnership, L.P.

Pursuant to the Prospectus Dated May 10, 2012

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 8, 2012 UNLESS THE EXCHANGE OFFER IS EXTENDED OR TERMINATED.

The Exchange Agent for the Exchange Offer is:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

In order to exchange your OP units, you must deliver this properly executed letter of transmittal and the attached Substitute Form W-9 (or Form W-8 for non-us holders) in the following manner by 5:00 PM, New York City Time, on  June 8, 2012 unless the exchange offer is extended or terminated:

By Mail (Registered or Certified Mail Recommended):	By Hand, Courier, or Overnight Delivery:
American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219 Phone: 800-937-5449

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS, AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL OR CHECKING ANY BOX HEREIN. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED ON THE NEXT PAGE.  The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this letter of transmittal, and any related documents may be directed to American Stock Transfer & Trust Company, LLC at the address set forth on the cover page of this booklet.

PARTICIPATION IN THE EXCHANGE OFFER

To: American Stock Transfer & Trust Company, LLC, as exchange agent:

The undersigned hereby acknowledges receipt of the joint prospectus dated May 10, 2012 or the Prospectus, of Whitestone REIT, a Maryland real estate investment trust, or the Company, and Whitestone REIT Operating Partnership, L.P., a Delaware limited partnership, or the Operating Partnership, and this letter of transmittal, which together constitute the Company's and Operating Partnership's offer to exchange, which is referred to as the exchange offer, subject to the terms and conditions set forth in the Prospectus and the letter of transmittal, Class B common shares of beneficial interest, $0.001 par value per share, or Class B common shares, of the Company for (i) up to 867,789 outstanding shares of the Company's Class A common shares of beneficial interest, $0.001 par value per share, or Class A common shares; and (ii) up to 453,642 outstanding units of limited partnership in the Operating Partnership, or the OP units.

The undersigned hereby tenders to the Company the OP units described in the box below entitled “Description of OP units.”

The undersigned understands that tenders of OP units pursuant to the procedures described in the Prospectus under the heading “The Exchange Offer-Procedures for Tendering” and the instructions to this letter of transmittal will constitute a binding agreement among the undersigned, the Company and the Operating Partnership upon the terms and subject to the conditions described in the Prospectus and this letter of transmittal. The undersigned represents and warrants that the undersigned has full power and authority to surrender and deliver to the Company the OP units described in the box below entitled “Description of OP Units,” and to tender, sell and assign the OP units being tendered pursuant hereto without restriction, and that when such OP units are accepted for exchange, such OP units will be free of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that he/she/it will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Company to be necessary or desirable to complete the sale, exchange, assignment and transfer of tendered OP units. The undersigned agrees to all of the terms of the exchange offer, as described in the Prospectus and this letter of transmittal.

The undersigned hereby irrevocably constitutes and appoints the exchange agent as the undersigned's true and lawful agent and attorney-in-fact, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Prospectus under the heading “The Exchange Offer-Withdrawal Rights,” to transfer ownership of such OP units on the books of the registrar of the Operating Partnership, against receipt by the exchange agent (as agent of the undersigned) of the issuance of the Class B common shares pursuant to the exchange offer. All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned and all obligations of the undersigned shall be binding upon the successors, heirs, executors, administrators, legal representatives and assigns of the undersigned.

Subject to, and effective upon, the acceptance of the OP units tendered hereby, by executing and delivering this letter of transmittal, the undersigned: (i) irrevocably sells, assigns, and transfers to or upon the order of the Company all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of the OP units tendered thereby; (ii) waives any and all rights with respect to the OP units tendered; and (iii) releases and discharges the Company and the Operating Partnership from any and all claims such holder may have, now or in the future, arising out of or related to the OP units.

The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may, in its sole and absolute discretion, terminate or amend the exchange offer or may postpone the acceptance for exchange of OP units tendered or may not be required to exchange any of the OP units tendered hereby other than in accordance with their terms.

The undersigned understands that a valid tender of the OP units is not made in acceptable form and risk of loss therefor does not pass until receipt by the exchange agent of this letter of transmittal, duly completed, dated and signed, together with all accompanying evidences of authority and any other required documents and signature guarantees in form satisfactory to the Company (which may delegate power in whole or in part to the exchange agent). All questions as to validity, form and eligibility of any tender of the OP units hereunder (including time of receipt) and acceptance of tenders and withdrawals of the OP units will be determined by the Company in its sole judgment (which may delegate power in whole or in part to the exchange agent).

The undersigned agrees that, unless otherwise indicated herein under the box entitled “Special Issuance Instructions” (see page 5 of this booklet), OP units not tendered or tendered but not accepted for exchange hereunder will remain recorded on the books of the registrar of the Operating Partnership in the name of the undersigned.  In the case of issuance in a different name, the taxpayer-identification number of the person named must also be indicated. If no instructions are given, OP units not tendered will remain recorded on the books of the registrar of the Operating Partnership in the name of the registered holder of the OP units.

SIGNATURE PAGE
IMPORTANT: YOU MUST SIGN BELOW

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OP UNITS” BELOW AND SIGNING THIS LETTER OF TRANSMITTAL AT THE BOTTOM OF THIS PAGE, WILL BE DEEMED TO HAVE TENDERED THE OP UNITS AS SET FORTH IN SUCH BOX.  PLEASE CAREFULLY READ THE INSTRUCTIONS (PAGES 6-9 OF THIS BOOKLET) BEFORE SIGNING BELOW.

This letter of transmittal must be signed by the registered holder of OP units being tendered hereunder exactly as his/her/its name appears on the books of the registrar of the Operating Partnership.  Your OP units are registered in the name printed on the sticker on the front cover of this Letter of Transmittal.  The number of OP units that you currently hold is also printed on the sticker preceded by the letters “T:” and “B:”.

If there is more than one registered holder of the OP units being tendered hereunder, all such registered holders must sign below.  If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “capacity” and submit evidence satisfactory to the exchange agent of such person's authority to so act (See Instruction 2 on page 6 of this booklet). If the signature appearing below is not of the registered holder of the OP units being tendered hereunder, then the registered holder must sign a valid power of attorney.

The undersigned has identified in the table below the OP units that he/she/it is tendering in the exchange offer:

DESCRIPTION OF OP UNITS

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)	Number of OP Units OWNED	Number of OP Units TENDERED

ODD-LOT OP UNITS:  If you own less than 100 OP units and you tender all of those units, you will not be subject to the proration provisions described in the Prospectus if the exchange offer is oversubscribed, provided you check the box below.

[  ] Check this box if you beneficially own less than 100 OP units and wish to tender all of your units and not be subject to proration.

X		X		X
	Print Name (and capacity, if applicable)		Signature		Date

X		X		X
	Print Name (and capacity, if applicable)		Signature		Date

COMPLETE THIS PAGE ONLY IF YOU ARE TRANSFERRING OWNERSHIP.
If you wish to transfer ownership of OP units owned by you, you must provide special issuance instructions and a Medallion Guarantee.

SPECIAL ISSUANCE INSTRUCTIONS
(If this section is completed, please also provide the Medallion guarantee below-
See Instructions #3 and #6 on pages 6 and 7 of this booklet)

TO BE COMPLETED ONLY if (1) OP units not tendered or tendered but not accepted for exchange are to be renamed on the books of the registrar of the Operating Partnership in the name of someone other than the registered holder(s) of the OP units whose signature(s) appear(s) above, or (2) the Class B common shares issued pursuant to the exchange offer are to be recorded on the books of the registrar of the Company in the name of someone other than the registered holder(s) of the OP units tendered hereunder.

Issue (check appropriate box(es))

[  ] Untendered or unaccepted OP units to:

[  ] Issued Class B common shares to:

Name:
(Please Print)
Address:

(Include Zip Code)
Taxpayer Identification No.:

MEDALLION GUARANTEE OF SIGNATURE(S)
(If required-See Instruction #3 on page 6 of this booklet)

(Name of Signature Guarantor Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)
Dated: ____________, 2012

  INSTRUCTIONS TO LETTER OF TRANSMITTAL
(Forming part of the terms and conditions of the Exchange Offer)

IMPORTANT:  IN ORDER FOR YOU TO PARTICIPATE IN THE EXCHANGE OFFER, THE EXCHANGE AGENT MUST RECEIVE, ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE (I) THIS LETTER OF TRANSMITTAL; (II) THE ENCLOSED SUBSTITUTE FORM W-9 (OR APPLICABLE FORM W-8 FOR NON-U.S. HOLDERS); AND (III) ANY OTHER REQUIRED DOCUMENTS.

1)	LETTER OF TRANSMITTAL. This letter of transmittal is being provided to you to effect the exchange of OP units for Class B common shares of the Company and the acceptance of the exchange offer.

THE METHOD OF DELIVERY OF LETTERS OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, BE USED. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

2)
SIGNATURE ON THE LETTER OF TRANSMITTAL. If the letter of transmittal is signed by the registered holder(s) of the OP units tendered hereby, the signature must correspond exactly with the name(s) as written on the books of the registrar of the Operating Partnership.

If any of the OP units tendered hereby are owned of record by two or more joint owners, all such owners must sign the letter of transmittal.  If the letter of transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of an entity, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit to the exchange agent proper evidence satisfactory to the Company of his or her authority to act in that capacity (including, as applicable, a power of attorney, letter of testamentary, or a letter of appointment).

3)
GUARANTEE OF SIGNATURES; STOCK POWERS. Signatures on the letter of transmittal must be guaranteed, unless the OP units surrendered for exchange pursuant to a letter of transmittal are tendered (1) by a registered holder who has not completed the box entitled “Special Issuance Instructions” in the letter of transmittal, or (2) for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, each known as an eligible institution. In the event that a signature on the letter of transmittal is required to be guaranteed, the guarantee must be by an eligible institution. If the letter of transmittal is signed by a person other than the registered holder of the OP units, the OP units surrendered for exchange must be accompanied by a stock power, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered holder, with the signature guaranteed by an eligible institution. The term “registered holder” as used in this paragraph with respect to the OP units means any person in whose name the OP units are registered on the books of the registrar for the Operating Partnership.  See “The Exchange Offer-Procedures for Tendering” in the Prospectus.

4)
WITHDRAWAL OF TENDERS. Tenders of OP units may be withdrawn by delivery of a written notice to the exchange agent, at its address listed on the cover page of this letter of transmittal, at any time prior to 5:00 p.m., New York City time, on the expiration date. Any notice of withdrawal must (1) specify the name of the person having tendered the OP units to be withdrawn, (2) identify the OP units to be withdrawn, and (3) be signed by the holder in the same manner as the original signature on the letter of transmittal by which the OP units were tendered and must be notarized or guaranteed by an eligible institution if the signature on the letter of transmittal was guaranteed. Any questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the Company, in its sole and absolute discretion. The OP units so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any OP units which have been tendered for exchange but which are withdrawn will be returned to the account of the holder without cost to the holder promptly after withdrawal. Properly withdrawn OP units may be re-tendered by following one of the procedures described under “The Exchange Offer-Procedures for Tendering” section of the Prospectus at any time on or prior to the expiration date.

5)
ODD-LOT UNITS.  Holders of OP units who directly or beneficially own less than 100 OP units, or Odd-Lot Units, who wish to tender all of their OP Units should check the box entitled “Odd-Lot Units” on this letter of transmittal.  Holders who own Odd-Lot Units who wish to tender all of their OP units and check the appropriate box will receive preferential treatment if the exchange offer for OP units is oversubscribed, in that all such OP units tendered by such holder will be accepted for exchange and will not be subject to proration.

6)
SPECIAL ISSUANCE INSTRUCTIONS.  If (1) OP units not tendered, or tendered but not accepted for exchange, are to be renamed on the books of the registrar of the Operating Partnership in the name of someone other than the registered holder(s) of the OP units whose signature(s) appear(s) above, or (2) the Class B common shares issued pursuant to the exchange offer are to be recorded on the books of the registrar of the Company in the name of someone other than the registered holder(s) of the OP units tendered hereunder, the tendering holder should indicate in the applicable box of the “Special Issuance Instructions” the name and address to whom such OP units should be issued.

7)
TAXPAYER IDENTIFICATION NUMBER AND SUBSTITUTE IRS FORM W-9.  Each tendering holder should provide the exchange agent with its correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number. If the exchange agent is not provided with the correct taxpayer identification number or an adequate basis for an exemption, the holder may be subject to backup withholding in an amount equal to up to 28% of any reportable payments made with respect to the OP units and a $50 penalty imposed by the Internal Revenue Service. If withholding results in an over-payment of taxes, a refund may be obtained.

To prevent backup withholding on any reportable payments, each holder must provide such holder's correct taxpayer identification number by completing the enclosed Substitute IRS Form W-9, certifying that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number), and that (1) such holder is exempt from backup withholding, (2) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. See the instructions to the enclosed Substitute IRS Form W-9.

Certain holders (including, among others, certain non-United States individuals) are exempt from these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder that is a U.S. person (as defined in the instructions to the Substitute IRS Form W-9) should provide its correct taxpayer identification number and check the “Exempt payee” box on the Substitute IRS Form W-9. In order for a non-U.S. person to qualify as exempt, such person must submit an appropriate IRS Form W-8. IRS Forms W-8 may be obtained from the Internal Revenue Service website at www.irs.gov or from the exchange agent.

The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

8)
WAIVER OF CONDITIONS.  Except for the registration statement effectiveness condition described in “The Exchange Offer-Conditions of the Exchange Offer” section of the Prospectus, the Company may, in its sole and absolute discretion, waive any or all conditions in whole or in part.

9)
IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of OP units tendered for exchange will be determined by the Company in its sole discretion. The Company and the exchange agent reserve the absolute right to reject any and all OP units not properly tendered and to reject any OP units, the acceptance of which might, in the Company's judgment or in the judgment of the exchange agent or their counsel, be unlawful. The Company and the exchange agent also reserve the absolute right to waive any defects or irregularities as to particular OP units either before or after the expiration date (including the right to waive the ineligibility of any holder who seeks to tender in the exchange offer). Unless waived, any defects or irregularities in connection with tenders for exchange must be cured within the period of time the Company determines.  The Company and the exchange agent will use reasonable efforts to give notification of defects or irregularities with respect to tenders for exchange but will not incur any liability for failure to give the notification. The Company will not deem OP units tendered until any such irregularities have been cured or waived.

10)
REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the Prospectus or the letter of transmittal, may be directed to the exchange agent at the address and telephone number set forth on the cover page hereof.

11)
IMPORTANT U.S. FEDERAL TAX INFORMATION. An exchange of OP units for Class B common shares generally will be treated as a fully taxable sale of such OP units. A U.S. holder's gain or loss from such exchange will be equal to the difference between the holder's amount realized for federal income tax purposes and the holder's adjusted tax basis in the OP units surrendered. The amount realized by a holder for federal income tax purposes will be equal to the fair market value of our Class B common shares received by the holder plus the portion of the Operating Partnership's liabilities allocable to the OP units surrendered. A holder's tax basis in its OP units generally is equal to the purchase price paid by the holder for its OP units, adjusted for the holder's allocable share of the Operating Partnership's income, loss, distributions and liabilities, as applicable. To the extent that the amount realized by the holder exceeds the holder's basis in the OP units surrendered, such holder will recognize gain, and to the extent that the holder's basis in the OP units surrendered exceeds the amount realized by the holder, such holder will recognize loss. See “Material U.S. Federal Income Tax Considerations” in the Prospectus.

A non-U.S. holder generally will be subject to applicable alternative minimum tax and a special alternative minimum tax in the case of a nonresident alien individual. A corporate non-U.S. holder that is not entitled to treaty relief or exemption also may be subject to the 30% branch profits tax. In addition, the entire amount realized by a non-U.S. holder on an exchange of OP units for Class B common shares generally will be subject to a 10% withholding tax. As a result, we may be required to withhold a portion of our Class B shares that we would otherwise issue to a non-U.S. holder. See “Material U.S. Federal Income Tax Considerations” in the Prospectus.

WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES TO YOU OF (I) AN EXCHANGE OF OP UNITS FOR CLASS B COMMON SHARES AND (II) THE OWNERSHIP AND DISPOSITION OF OUR CLASS B COMMON SHARES. SPECIFICALLY, YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING THE FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF SUCH EXCHANGE, OWNERSHIP AND DISPOSITION, AND REGARDING POTENTIAL CHANGES IN APPLICABLE TAX LAWS.

For purposes of the discussion below, a “U.S. holder” is a holder of OP units that is an individual that is a citizen or resident of the United States, a U.S. domestic corporation or partnership, or an estate or trust that is subject to U.S. federal income tax on its income regardless of its source. A “non-U.S. holder” is a holder of OP units that is not a U.S. holder.

Under U.S. federal income tax law, the Company is generally required to report to a holder and to the Internal Revenue Service, or the IRS, the issuance of Class B common shares to such holder in exchange for such holder's OP units pursuant to the exchange offer, and the Company may be required to withhold 28% of the Class B common shares otherwise issuable to such holder under the “backup withholding” rules. To avoid such backup withholding, a U.S. holder whose OP units are submitted herewith should provide the exchange agent a completed Substitute Form W-9, a copy of which is enclosed. U.S. holders should consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance and information.

Certain holders (including, among others, corporations and non-U.S. holders) are exempt from these backup withholding and reporting requirements. Exempt persons who are U.S. holders should indicate their exempt status by completing a Substitute Form W-9 and returning the form to the exchange agent with the completed letter of transmittal.

A non-U.S. holder should provide to the exchange agent the appropriate version of Form W-8, including certification of such individual's foreign status, signed under penalty of perjury. Form W-8BEN is the version of Form W-8 most likely to apply to foreign persons claiming exemption from backup withholding. Non-U.S. persons should carefully read the instructions to Form W-8BEN and, if applicable, complete the Form W-8BEN and return the form to the Exchange Agent with the completed letter of transmittal. In certain cases, Form W-8BEN may not be the proper IRS form to be completed and returned, depending on the status of the foreign person claiming exemption from backup withholding. Form W-8BEN and other Forms W-8 are available from the exchange agent or from the IRS web site, at http://www.irs.ustreas.gov.

If the exchange agent is not provided with a properly completed Substitute Form W-9 or applicable Form W-8, the exchange agent may be required to withhold 28% of the Class B common shares otherwise issuable to the holder with respect to the OP Units surrendered in connection with the exchange offer as backup withholding. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding may be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund from the IRS may be obtained.

Please consult your tax advisor for further guidance regarding the completion of Substitute Form W-9, Form W-8BEN, or other applicable Form W-8 to claim exemption from backup withholding.

SUBSTITUTE FORM W-9
TO BE COMPLETED BY TENDERING HOLDERS THAT ARE U.S. PERSONS
(INCLUDING U.S. RESIDENT ALIENS)

PAYER'S NAME: WHITESTONE REIT
SUBSTITUTE Form W-9	Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX TO THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Taxpayer Identification Number (e.g. SSN or EIN)
Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification Number (“TIN”) and Certifications
Part 2 - Certification - Under penalties of perjury, I certify that:
(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue   Service (IRS) that I am subject to backup withholding as a result  of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3)    I am a U.S. citizen or other U.S. Person (as defined in the Guidelines below).
Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return, and have not received another notification from the IRS stating that you are no longer subject to backup withholding.

Name: _______________________________________________
Business name (if different from above):
_______________________________________________
List Whitestone REIT Account number(s) here (optional):
_______________________________________________
Check appropriate box for federal tax classification (required):
[  ] Individual/Sole Proprietor
[  ] C Corporation   [  ] S Corporation   [  ] Partnership   [  ] Trust/estate   [  ] Limited liability
company.  Enter the tax classification (C=C corporation, S=S corporation, P=partnership):  _________
[  ] Other: ___________________________

Address (Include Zip Code): _______________________________________________

Signature of U.S. Person: _______________________________ Date: ______________

Part 3 Awaiting TIN

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 ON THIS SUBSTITUTE FORM W-9.

 CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 28% of all reportable payments payable to me thereafter will be withheld and remitted to the IRS as backup withholding.

 Signature:___________________________________________________                          Date:__________________

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper identification Number to Give the Payer. Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended, or the “Code”.

For this type of account:	Give the SOCIAL SECURITY NUMBER OF--	For this type of account:	Give the EMPLOYER IDENTIFICATION NUMBER OF --
1. Individual	The individual	7. Disregarded entity not owned by an individual	The owner
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	8. A valid trust, estate, or pension trust	The legal entity(4)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
4. (a) The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)	11. Partnership or multi-member LLC	The partnership
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*	12. A broker or registered nominee	The broker or nominee
		13. Account with the department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity
		14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person's number must be furnished.
2.	Circle the minor's name and furnish the minor's Social Security Number.
3.	You must show your individual name. You may also enter your business name. You may use either your Social Security Number or your Employer Identification Number.
4.
List first and circle the name of the legal trust, estate, or pension trust.  Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

*Note. Grantor also must provide a Form W-9 to trustee of trust
Note: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

OBTAINING A TAXPAYER IDENTIFICATION NUMBER.

If you do not have a Taxpayer Identification Number or you do not know your number, obtain IRS Form SS-5, Application for a Social Security Card (for individuals), or IRS Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number. U.S. resident aliens who cannot obtain a Social Security Number must apply for an ITIN (Individual Taxpayer Identification Number) on IRS Form W-7.

DEFINITION OF U.S. PERSON.

For federal tax purposes, you are considered a U.S. person if you are:
·	An individual who is a U.S. citizen or U.S. resident alien,
·	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
·	An estate (other than a foreign estate), or
·	A domestic trust (as defined in Regulations section 301.7701-7).

PAYEES EXEMPT FROM BACKUP WITHHOLDING.

Payees specifically exempted from backup withholding on ALL payments include the following:
·
An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), individual retirement arrangements (or IRAs), or a custodial account under Section 403(b)(7) of the Code, if the account satisfies the requirements of Section 401(f)(2) of the Code.

·	The United States or any of its agencies or instrumentalities.
·	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.
·	A foreign government or any of its political subdivisions, agencies or instrumentalities.
·	An international organization or any of its agencies or instrumentalities.

Other payees that MAY BE EXEMPT from backup withholding include the following:
·	A corporation.
·	A foreign central bank of issue.
·	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.
·	A futures commission merchant registered with the Commodity Futures Trading Commission.
·	A real estate investment trust.
·	An entity registered at all times during the tax year under the Investment Company Act of 1940.
·	A common trust fund operated by a bank under section 584(a) of the Code.
·	A financial institution.
·	A middleman known in the investment community as a nominee or custodian.
·	A trust exempt from tax under Section 664 of the Code or a trust described in Section 4947 of the Code.

Exempt payees described above that are U.S. Persons should file a substitute IRS Form W-9 to avoid possible erroneous backup withholding.  If you are not a U.S. Person and are not subject to backup withholding, file with the payer a completed IRS Form W-8BEN or other IRS Form W-8, as applicable.

PRIVACY ACT NOTICE.  Section 6109 of the Code requires most recipients of dividend, interest, or other payments to give Taxpayer Identification Numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of certain payments to a payee who does not furnish a Taxpayer Identification Number to a payer. Certain penalties may also apply.

PENALTIES.

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your Taxpayer Identification Number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.  If the requester discloses or uses Taxpayer Identification Numbers in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.